
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Income Fund IX, Ltd. at June 30, 1996,and its statement of income for the six months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL Income Fund IX, Ltd. for the six months ended
June 30, 1996.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          DEC-31-1996
<PERIOD-START>                             JAN-01-1996
<PERIOD-END>                               JUN-30-1996
<CASH>                                       1,184,911
<SECURITIES>                                         0
<RECEIVABLES>                                   53,104
<ALLOWANCES>                                    23,595
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                      16,043,836
<DEPRECIATION>                               1,120,546
<TOTAL-ASSETS>                              31,351,367
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                  30,430,684
<TOTAL-LIABILITY-AND-EQUITY>                31,351,367
<SALES>                                              0
<TOTAL-REVENUES>                             1,437,966
<CGS>                                                0
<TOTAL-COSTS>                                  238,228
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                              1,421,385
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                          1,421,385
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                 1,421,385
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund IX, Ltd. has an unclassified balance sheet; therefore, no values are shown above for the current assets and current liabilities.

